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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JULY 14, 1998

             (Exact name of registrant as specified in its charter)
                               DRUG EMPORIUM, INC.

(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                    File Number)          Identification No.)
DELAWARE                             0-16998               31-1064888

                    (Address of principal executive offices)
                            155 HIDDEN RAVINES DRIVE
                               POWELL, OHIO 43065

               Registrant's telephone number, including area code
                                 (740) 548-7080
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ITEM 5.     OTHER EVENTS.

Drug Emporium, Inc. hereby reports information related to a franchise buyout, an extension and modification of its shareholder rights plan and an on-line prescription drug service, as set forth in the press release dated July 14, 1998 and included herein as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1   Press Release Dated July 14, 1998

NEWS ARTICLE RELATED TO DRUG EMPORIUM, INC. ANNOUNCES FRANCHISE BUY OUT, RIGHTS PLAN EXTENSION AND NEW WEB-SITE SERVICES
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 1998                          DRUG EMPORIUM, INC.
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                                                /s/ David L. Kriegel
                                                -----------------------------
                                                David L. Kriegel, President